UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2021

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01 Regulation FD Disclosure.

On July 23, 2021, we issued a letter to our stockholders announcing important updates, including but not limited to: (i) our entry into a definitive merger agreement pursuant to which we will acquire Griffin-American Healthcare REIT III, Inc., or GAHR III, in a tax-free, stock-for-stock transaction, or the REIT merger; (ii) GAHR III’s entry into a separate definitive agreement to acquire substantially all of the business and operations of American Healthcare Investors, LLC, or AHI, one of the co-sponsors of both our company and GAHR III, including its interest in the external advisors of our company and GAHR III, which is expected to close prior to consummation of the REIT merger; (iii) the renaming of the newly combined company upon completion of the REIT merger to American Healthcare REIT, Inc.; and (iv) the availability of a multi-media investor presentation to be issued on August 19, 2021 on our website, www.healthcarereitiv.com. A copy of the letter to stockholders, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Act, unless it is specifically incorporated by reference therein.

Item 8.01 Other Events.

ADDITIONAL INFORMATION ABOUT THE MERGER
In connection with the proposed REIT merger, we intend to register with the Securities and Exchange Commission, or the SEC, an effective registration statement on Form S-4 containing a Joint Proxy Statement/Prospectus jointly prepared by GAHR III and us and other related documents. The Joint Proxy Statement/Prospectus will contain important information about the REIT merger and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY GAHR III AND OUR COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GAHR III, OUR COMPANY AND THE PROPOSED REIT MERGER. Investors and stockholders of GAHR III and our company may obtain free copies of the registration statement, the Joint Proxy Statement/Prospectus and other relevant documents filed by GAHR III and us with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by GAHR III and us with the SEC are also available free of charge on GAHR III’s and our company’s websites at www.healthcarereit3.com and www.healthcarereitiv.com, respectively.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER
GAHR III and our company, their respective directors and officers, and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed REIT merger. Information regarding GAHR III’s directors and executive officers can be found in GAHR III’s 2020 Annual Report on Form 10-K filed with the SEC on March 25, 2021. Information regarding our directors and executive officers can be found in our 2020 Annual Report on Form 10-K filed with the SEC on March 26, 2021. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the REIT merger if and when they become available. These documents are available free of charge on the SEC’s website and from GAHR III or us, as applicable, using the sources indicated above.

NO OFFER OR SOLICITATION
This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. This communication may be deemed to be solicitation material in respect of the proposed REIT merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Griffin-American Healthcare REIT IV, Inc. Letter to Stockholders dated July 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

July 23, 2021	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer